DREYFUS

      NEW YORK TAX EXEMPT

      MONEY MARKET FUND

      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                               DREYFUS NEW YORK

                                                   TAX EXEMPT MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New York Tax Exempt Money Market Fund, covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. It is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. Although you may be worried about the challenges presented for growth or income under current market conditions, we encourage you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period

For the 12-month period ended May 31, 2002, the fund produced a yield of 1.43%. Taking into account the effects of compounding, the fund provided an effective yield of 1.43% during the same period.(1)

We attribute the fund's performance to declining interest rates throughout most of the reporting period, which caused tax-exempt money market yields to fall to historically low levels.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio substantially of high quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen the fund' s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then

                                                                  The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

According to economists, the nation entered its first recession of the 21st century just before the reporting period began. Even before the recession officially started, however, the Federal Reserve Board (the "Fed") had already taken steps to stimulate renewed economic growth by reducing short-term interest rates aggressively. When terrorists attacked the United States on September 11, 2001, the Fed cut rates even further to help shore up the economy. By the end of 2001, the Fed had reduced the benchmark federal funds rate to 1.75%, its lowest level in 40 years. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a relatively stable alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

New York' s municipal money market was also affected by the September 11 terrorist attacks, which reduced tax revenues from downtown Manhattan businesses, workers and residents. In addition, the state's fiscal condition worsened along with that of other states as the U.S. economy deteriorated and the stock market continued to decline.

What is the fund's current strategy?

As interest rates fell, we maintained the fund's weighted average maturity at a point that was longer than that of its peer group for much of the reporting period. This position proved advantageous because it enabled us to lock in higher prevailing yields for as long as we deemed practica while short-term interest rates fell. Later in the reporting period, however, when it became clear that the Fed was not likely to reduce interest rates further, we gradually reduced the fund's weighted average maturity to enhance the fund' s ability to capture potentially higher yields as they become available. As a result, at the end of the reporting period, the fund's weighted average maturity fell to as low as 30 days. While we will have to see what develops, we may extend the fund' s weighted average maturity closer to the neutral range during June and July, when most New York municipalities traditionally issue new securities.

In addition, with New York's state government operating with a budget deficit, we have found attractive opportunities among securities issued by fiscally secure school districts as well as municipal notes carrying third-party insurance.(2) We also recently participated in the market for New York city recovery notes. Of course, we may look to change our strategy and the fund's composition as market conditions develop.

June 17, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund



May 31, 2002

STATEMENT OF INVESTMENTS


                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, Civic Facility

  Revenue, VRDN:

    (Albany College of Pharmacy)

         1.40% (Liquidity Facility; Fleet Bank and

         LOC; Asset Guaranty)                                                                 3,255,000  (a)           3,255,000

      (St. Rose Project)

         1.35% (Insured; AMBAC and Liquidity

         Facility; Key Bank)                                                                  5,180,000  (a)           5,180,000

Allegany-Limestone Central School District, GO Notes

   4.125%, 6/15/2002 (Insured; FSA)                                                             132,315                  132,441

Altmar-Parish-Williamstown Central School District

   GO Notes 4.125%, 6/15/2002 (Insured; MBIA)                                                   270,000                  270,134

Babylon Industrial Development Agency, IDR, VRDN

  (Lambro Industries Inc. Project)

   1.40% (LOC; Fleet Bank)                                                                    1,000,000  (a)           1,000,000

Boston Township, GO Notes, BAN 3.25%, 7/25/2002                                               3,218,000                3,219,847

Bridgewater Leonardsville West Winfield Central School

  District, GO Notes

   3.40%, 6/15/2002 (Insured; FSA)                                                              152,941                  153,044

Brockport Central School District, GO Notes

   3.25%, 6/15/2002 (Insured; MBIA)                                                             475,000                  475,071

Broome County Industrial Development Agency, IDR

  Refunding, VRDN (Bing Realty Co. Project)

   1.30% (LOC; First Union Bank)                                                                850,000  (a)             850,000

Broome County Public Improvement, GO Notes

   4.50%, 3/1/2003 (Insured; FGIC)                                                              850,000                  865,648

Brushton-Moira Central School District, GO Notes

   4.375%, 6/15/2002 (Insured; MBIA)                                                            250,000                  250,222

Burnt Hills-Ballston Lake Central School District

   GO Notes, BAN 3.19%, 7/12/2002                                                             1,377,728                1,378,315

Calendonia-Mumford Central School District

   GO Notes, BAN 3.125%, 6/24/2002                                                            1,382,676                1,382,951

Camden Central School District, GO Notes

   2.50%, 6/15/2003 (Insured; FGIC)                                                           1,025,000                1,030,197

Clarkstown Central School District, GO Notes

   TAN 3.25%, 6/28/2002                                                                       3,000,000                3,001,144

Clinton Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FGIC)                                                             650,000                  650,662

Commack Union Free School District, GO Notes

   5.30%, 6/1/2002 (Insured; FSA)                                                             1,310,000                1,310,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Deer Park Union Free School District, GO Notes

   3.40%, 3/15/2003 (Insured; FGIC)                                                             150,000                  151,626

Duanesburg Central School District, GO Notes

   Refunding 3%, 6/15/2003 (Insured; FSA)                                                       250,000                  252,523

Dutchess County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility):

      1.35% (LOC; Key Bank)                                                                   6,000,000  (a)           6,000,000

      1.35% (LOC; The Bank of New York)                                                       7,245,000  (a)           7,245,000

Elmont Union Free School District, GO Notes

   RAN 2.25%, 7/30/2002                                                                       3,000,000                3,002,397

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue:

    (Community Services Disabled Project)

         1.50% (LOC; Key Bank)                                                                3,630,000  (a)           3,630,000

      (United Cerebral Palsy Association Project)

         1.50% (LOC; Key Bank)                                                                1,505,000  (a)           1,505,000

   IDR:

      (Luminescent System Inc. Project)

         1.40% (LOC; HSBC Bank USA)                                                           6,300,000  (a)           6,300,000

      (Plesh Industries Inc. Project)

         1.55% (LOC; Manufacturers & Traders Bank)                                            2,170,000  (a)           2,170,000

Fredonia Central School District, GO Notes

   3.625%, 6/1/2002 (Insured; FGIC)                                                             250,000                  250,000

Freeport, GO Notes:

   4.25%, 11/1/2002 (Insured; FGIC)                                                             351,600                  354,845

   4.25%, 3/15/2003 (Insured; FGIC)                                                             201,450                  205,349

Glens Falls City School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; MBIA)                                                   315,000                  316,559

Hannibal Central School District, GO Notes

   Refunding 2.50%, 6/15/2003 (Insured; FGIC)                                                   380,000                  381,919

Herkimer County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Templeton Foundation Project)

   1.50% (LOC; Key Bank)                                                                      2,960,000  (a)           2,960,000

Iroquois Central School District, GO Notes

   4.25%, 6/15/2002 (Insured; MBIA)                                                           1,580,733                1,582,086

Kinderhook Central School District, GO Notes

   4.125%, 6/15/2002 (Insured; MBIA)                                                            490,000                  490,440

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lancaster Industrial Development Agency, IDR, VRDN

  (Lancaster Steel Service Project)

   1.45% (LOC; Manufacturers & Traders Bank)                                                  1,690,000  (a)           1,690,000

Long Island Power Authority, Electric Systems Revenue

  CP 1.25%, 6/12/2002 (LOC: Banque Paribas,

  Bayerische Landesbank, J.P. Morgan Chase Bank

   and State Street Bank & Trust Co.)                                                         4,000,000                4,000,000

Margaretville Central School District, GO Notes

   3.25%, 6/15/2002 (Insured; FGIC)                                                             629,831                  630,257

Massapequa Union Free School District, GO Notes

   5.375%, 6/15/2002 (Insured; FSA)                                                             720,000                  720,967

Metropolitan Transportation Authority:

  CP:

    Commuter Facility Revenue

         1.50%, 6/14/2002 (LOC; ABN-AMRO)                                                     9,700,000                9,700,000

      Transportation Facility Revenue

         1.55%, 6/11/2002 (LOC; ABN-AMRO)                                                     6,000,000                6,000,000

   Excess Loss Fund Special Obligation Revenue

      4.10%, 7/1/2002 (Insured; MBIA)                                                           250,000                  250,471

Monroe County Industrial Development Agency, IDR

   VRDN (Enbi Corp.) 1.40% (LOC; Rabobank)                                                    4,400,000  (a)           4,400,000

Monroe Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue, VRDN

   1.60% (Liquidity Facility; Merrill Lynch)                                                  3,000,000  (a)           3,000,000

Municipal Assistance Corporation for New York City

   Sales Tax Revenue 4.70%, 7/1/2002                                                            600,000                  601,341

New York City Housing Development Corporation

  VRDN:

    MFMR (West 54th Street Development Project)

         1.50% (LOC; Key Bank)                                                                5,000,000  (a)           5,000,000

      Special Obligation Revenue (Upper 5th Avenue Project)

         1.45% (LOC; Bankers Trust)                                                             700,000  (a)             700,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Abraham Joshua Heschel Project)

         1.60% (LOC; Allied Irish Bank)                                                       2,000,000  (a)           2,000,000

      (Jewish Community Center)

         1.45% (LOC; Manufacturers and Traders Bank)                                          8,700,000  (a)           8,700,000

      (Mercy College Project)

         1.35% (LOC; The Bank of New York)                                                    1,300,000  (a)           1,300,000

      (Village Community School Project)

         1.55% (LOC; Manufacturers and Traders Bank)                                          1,300,000  (a)           1,300,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Industrial Development Agency (continued):

  IDR:

      2.45%, 11/1/2002 (LOC; Fleet Bank)                                                      1,390,000                1,390,000

      VRDN (Stroheim & Roman Inc. Project)

         1.35% (LOC; Westdeutsche Landesbank)                                                 5,700,000  (a)           5,700,000

New York City Municipal Water Finance Authority

  Water and Sewer Systems Revenue:

      4.875%, 6/15/2002                                                                         485,000                  485,561

      CP 1.55%, 6/14/2002 (LOC: Bank of Nova Scotia,

         Commerzbank and Toronto-Dominion Bank)                                              10,000,000               10,000,000

New York City Transitional Finance Authority

  Income Tax Revenue:

    Future Tax Secured:

         4.50%, 11/1/2002                                                                       100,000                  101,075

         4%, 11/15/2002                                                                       1,000,000                1,008,074

         5%, 11/15/2002                                                                         215,000                  217,751

      Recovery Notes 3.25%, 10/2/2002                                                        15,530,000               15,588,883

New York Counties Tobacco Trust, VRDN

   1.50% (LOC; Merrill Lynch)                                                                 5,000,000  (a)           5,000,000

New York State, GO Notes

   4.10%, 7/15/2002                                                                             370,000                  370,545

New York State Dormitory Authority:

  College and University Revenue, Refunding

    (New York University)

      5.50%, 7/1/2002 (Insured; MBIA)                                                           400,000                  401,092

   Lease Revenue

      (State University Dormitory Facilities)

      5.25%, 7/1/2002 (Insured; AMBAC)                                                          100,000                  100,277

   Revenues, VRDN

      (Glen Eddy Inc.)

      1.30% (LOC; Fleet Bank)                                                                 5,000,000  (a)           5,000,000

   Student Loan Revenue

      (College and University Education Loan)

      6.30%, 7/1/2002 (Insured; MBIA)                                                         1,000,000                1,002,816

New York State Energy Research and Development

  Authority, PCR:

    (New York State Electric & Gas):

         2.15%, 10/15/2002 (LOC; Chase Manhattan Bank)                                        4,000,000                4,000,000

         1.95%, 12/2/2002 (LOC; Fleet Bank)                                                   5,650,000                5,650,000

      VRDN (Niagara Mohawk Power Corp. Project)

         1.70% (LOC; J.P. Morgan Chase Bank)                                                 12,000,000  (a)          12,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Environmental Quality, Revenue

  CP 1.40%, 6/6/2002 (LOC: Bayerische Landesbank

   and Helaba Bank)                                                                           2,000,000                1,999,971

New York State Housing Finance Agency, Service

  Contract Obligation Revenue, VRDN

   1.45% (LOC; Commerzbank)                                                                   9,400,000  (a)           9,400,000

New York State Urban Development Corporation, VRDN

  Merlots Program 1.40% (Insured; AMBAC and

   Liquidity Facility; First Union Bank)                                                      5,000,000  (a)           5,000,000

Newburgh City School District, GO Notes

   4%, 6/15/2002 (Insured; FSA)                                                               1,052,916                1,053,971

North Syracuse Central School District, GO Notes

   Refunding 2.50%, 7/15/2002 (Insured; FSA)                                                    375,000                  375,289

Nyack Union Free School District, GO Notes

   Refunding 4.40%, 12/15/2002 (Insured; FGIC)                                                  250,000                  253,189

Olean, GO Notes, BAN:

   2.11%, 8/22/2002                                                                           1,763,534                1,764,948

   3.125%, 8/22/2002                                                                          1,900,000                1,902,174

   3%, 8/29/2002                                                                              1,873,000                1,874,775

Orange County, GO Notes, Refunding

   5%, 11/15/2002                                                                               100,000                  101,346

Oswego County Industrial Development Agency, VRDN:

  Civic Facility Revenue (Springside at Seneca Hill)

      1.50% (LOC; Key Bank)                                                                   4,100,000  (a)           4,100,000

   PCR, Refunding

      (Phillip Morris Construction Project) 1.40%                                             5,000,000  (a)           5,000,000

Otsego County Industrial Development Agency, Civic

  Facility Revenue, VRDN:

    (Noonan Community Service Corp. Project)

         1.40% (LOC: FHLB and Wilber National Bank)                                           4,135,000  (a)           4,135,000

      (Templeton Foundation Project)

         1.50% (LOC; Key Bank)                                                                4,565,000  (a)           4,565,000

Plattsburgh City School District, GO Notes

   4%, 6/15/2002 (Insured; FGIC)                                                                250,000                  250,218

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation)

   1.80% (LOC; Landesbank Hessen-Thuringen Girozentrale)                                      6,500,000  (a)           6,500,000

Port Chester Industrial Development Agency, IDR

  VRDN (40 Pearl Street)

   1.45% (LOC; The Bank of New York)                                                          4,850,000  (a)           4,850,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Remsen Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FGIC)                                                             525,000                  525,500

Rockland County, GO Notes 4.25%, 8/15/2002                                                      270,000                  271,442

Rockland County Industrial Development Agency

  VRDN:

    IDR:

         (Intercos America Inc. Project)

            1.40% (LOC; HSBC Bank USA)                                                        4,700,000  (a)           4,700,000

         (Jawonio Inc. Project)

            1.35% (LOC; The Bank of New York)                                                 5,480,000  (a)           5,480,000

      Revenue (Northern Manor Multicare)

         1.54% (LOC; Manufacturers and Traders Bank)                                          2,775,000  (a)           2,775,000

Sandy Creek Central School District, GO Notes, BAN

   3.25%, 7/12/2002                                                                           5,120,000                5,121,674

Saratoga Springs City School District, GO Notes:

   3.25%, 6/15/2002 (Insured; MBIA)                                                             230,000                  230,109

   4%, 6/15/2002 (Insured; FSA)                                                                 885,900                  886,574

Schenectady County Industrial Development Agency, IDR

  VRDN (Super Steel Inc. Project)

   1.45% (LOC; Key Bank)                                                                      1,100,000  (a)           1,100,000

Seneca County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Kidspeace National Centers Project)

   1.50% (LOC; Key Bank)                                                                      2,360,000  (a)           2,360,000

South Orangetown Central School District, GO Notes

   TAN 2.80%, 6/28/2002                                                                       1,000,000                1,000,036

South Seneca Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FSA)                                                              252,057                  252,218

Spencer Van Ettan Central School District, GO Notes

   Refunding 3%, 5/15/2003 (Insured; FGIC)                                                      355,000                  358,174

Suffolk County Industrial Development Agency

  VRDN:

    Civic Facility Revenue:

         (Guide Dog Foundation Inc.)

            1.35% (LOC; The Bank of New York)                                                 4,000,000  (a)           4,000,000

         (Hampton Day School Civic)

            1.35% (LOC; Chase Manhattan Bank)                                                 3,040,000  (a)           3,040,000

      Research Facility Revenue

         (Cold Spring Harbor Laboratory Project)

         1.60% (LOC; J.P. Morgan Chase Bank)                                                  2,300,000  (a)           2,300,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Syracuse Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Community Development Properties-Larned Project)

   1.50% (LOC; Manufacturers & Traders Bank)                                                  3,000,000  (a)           3,000,000

Tarrytown Public Improvement, GO Notes

   4.50%, 3/15/2003 (Insured; FGIC)                                                             269,000                  273,994

Tompkins County Industrial Development Agency

  Civic Facility Revenue (Cornell University Lake)

   4.60%, 7/1/2002                                                                              100,000                  100,224

Troy Industrial Development Authority

  Civic Facility Revenue, VRDN

   (Rensselaer Polytechnic Institute Project) 1.45%                                           3,000,000  (a)           3,000,000

Wayland-Cohocton Central School District

   GO Notes 3%, 6/15/2002 (Insured; FGIC)                                                     1,078,360                1,078,729

Westchester County, GO Notes

   5%, 11/1/2002                                                                                100,000                  101,161

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Jacob Burns Film Center Project)

         1.35% (LOC; The Bank of New York)                                                    4,500,000  (a)           4,500,000

      (Rye Country Day School project)

         1.55% (LOC; Allied Irish Banks)                                                      4,800,000  (a)           4,800,000

Windsor Central School District, GO Notes

   6.65%, 6/15/2002 (Insured; FGIC)                                                             250,000                  250,493
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $283,842,728)                                                              98.5%             283,842,739

CASH AND RECEIVABLES (NET)                                                                          1.5%               4,414,082

NET ASSETS                                                                                        100.0%             288,256,821




Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance
                        Company

FHLB                Federal Home Loan Bank

FSA                 Financial Security Assurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

TAN                 Tax Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               75.3

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                    8.9

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    15.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           283,842,728   283,842,739

Receivable for investment securities sold                             9,000,567

Interest receivable                                                   1,662,293

Prepaid expenses and other assets                                        10,856

                                                                    294,516,455
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           139,475

Cash overdraft due to Custodian                                       2,945,868

Payable for investment securities purchased                           3,125,102

Accrued expenses                                                         49,189

                                                                      6,259,634
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      288,256,821
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     288,298,668

Accumulated net realized gain (loss) on investments                     (41,858)

Accumulated gross unrealized appreciation on investments                     11
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      288,256,821
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial           288,314,742
Interest authorized)

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,175,480

EXPENSES:

Management fee--Note 2(a)                                            1,487,225

Shareholder servicing costs--Note 2(b)                                 309,567

Professional fees                                                       43,352

Custodian fees                                                          35,025

Trustees' fees and expenses--Note 2(c)                                  24,193

Registration fees                                                       16,406

Prospectus and shareholders' reports                                    14,281

Miscellaneous                                                           14,926

TOTAL EXPENSES                                                       1,944,975

INVESTMENT INCOME--NET                                               4,230,505
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    836

Net unrealized appreciation (depreciation) on investments                 (639)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     197

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,230,702

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,230,505           8,992,854

Net realized gain (loss) from investments             836               5,133

Net unrealized appreciation (depreciation)
   of investments                                    (639)             (1,817)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,230,702           8,996,170
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,230,505)         (8,992,854)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 425,545,972         362,414,165

Dividends reinvested                            4,026,634           8,544,234

Cost of shares redeemed                      (437,132,870)       (346,584,263)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (7,560,264)         24,374,136

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,560,067)         24,377,452
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           295,816,888         271,439,436

END OF PERIOD                                 288,256,821         295,816,888

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                             Year Ended May 31,
                                                              ----------------------------------------------

                                                                 2002              2001            2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00              1.00            1.00           1.00       1.00

Investment Operations:

Investment income--net                                           .014              .032            .028           .025       .029

Distributions:

Dividends from investment income--net                           (.014)            (.032)          (.028)         (.025)     (.029)

Net asset value, end of period                                   1.00              1.00            1.00           1.00       1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.44              3.28            2.88           2.54       2.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65               .66             .66            .65        .67

Ratio of net investment income
   to average net assets                                         1.42              3.22            2.84           2.50       2.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         288,257           295,817         271,439        295,790    281,274


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of original issue discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $29,759 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, respectively, were all tax exempt income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $23,096 of the carryover expires in fiscal 2003, $7,135 expires in fiscal 2004, $3,213 expires in fiscal 2005, $3,725 expires in fiscal 2006, $3,889 expires in fiscal 2007 and $800 expires in fiscal 2008.

At May 31, 2002 the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $198,038 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $87,049 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York

July 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)
CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* The Muscular Dystrophy Association, Director
* Carlyle Industries, Inc., a button packager and distributor, Director
* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)
BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:
* John F. Kennedy Library Foundation, Director
* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)
BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)
BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director
* Phoenix Companies, Inc., a life insurance company, Director
* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


JONI EVANS (60)
BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)
BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee
* John Merck Fund, a charitable trust, Trustee
* Business for Socially Responsibility, Chairman
* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)
BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                  FOR MORE INFORMATION

                        DREYFUS NEW YORK TAX EXEMPT
                        MONEY MARKET FUND

                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  273AR0502